UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2025

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The Crypto Company

(Exact Name of Registrant as Specified in its Charter)

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Nevada	000-55726	46-4212105
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23838 Malibu Road #50477
Malibu, CA	90265
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (424) 228-9955

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Resignation of Chief Financial Officer

On June 11, 2025, David Natan resigned from his role as Chief Financial Officer of The Crypto Company (the “Company”) and relinquished the roles of Principal Financial Officer and Principal Accounting Officer of the Company, effective immediately. His resignation did not result from any disagreement regarding any matter related to the operations, policies or practices of the Company. Mr. Natan will continue with the Company in a consulting capacity as a financial consultant.

Appointment of Interim Chief Financial Officer

Effective upon Mr. Natan’s resignation, on June 11, 2025, the board of directors of the Company appointed Ronald Levy to serve as the Company’s interim Chief Financial Officer. Upon assuming this role, he will also assume the duties of the Company’s principal financial officer and principal accounting officer. Mr. Levy will also continue as the Company’s Chief Executive Officer.

Ronald Levy, 65, has served as the Company’s Chief Executive Officer and a Director since May 2018. Mr. Levy has also served as our Chief Operating Officer since June 2017 and Interim Chief Financial Officer from December 2019 to March 2025. Mr. Levy’s experience includes consulting for various emerging growth companies through various growth cycles. He also serves as Chief Operating Officer and beneficial owner at Redwood Fund, LP, a private investment fund and major stockholder of the Company, since February 2014, and Ladyface Capital, LLC, the General Partner of Redwood Fund, LP, since July 2013.

Mr. Levy (a) is not a party to any arrangement or understanding with any other person pursuant to which he was selected to serve as Interim Chief Financial Officer of the Company, (b) has not been involved in any transactions with the Company or related persons of the Company that would require disclosure under Item 404(a) of the Regulation S-K, and (c) does not have any family relationship with any members of the Board or any executive officer of the Company.

Exhibit No.	Description
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2025	THE CRYPTO COMPANY
(registrant)

	By:	/s/ Ronald Levy
Ronald Levy
Chief Executive Officer, Chief Operating Officer, Interim Chief Financial Officer and Secretary